UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2018

HEMP NATURALS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-55590	47-5604166
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

16950 North Bay Road, Suite 18033 Sunny Isles Beach, Florida		33160
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (347) 301-8431

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 14, 2018 (“Closing Date”), Hemp Naturals, Inc. (the “Company”) entered into a securities purchase agreement (the “Agreement”) with Armada Investment Fund LLC (the “Investor”), pursuant to which the Company will issue a Six Month, 12% Secured Convertible Promissory Note, (“Note”) secured by Company common stock with a face value of $38,500.00 which provides a conversion feature equal to a variable conversion price equal to 61% multiplied by the Market Price defined as the lowest one day closing bid price for the Company common stock during the twenty day period ending on the latest complete trading day in the OTC Markets prior to the conversion date. The proceeds will be used for general corporate purposes and working capital. The Agreement carries a pre-payment penalty if the Note is paid off 30, 60, 90,120,150, or 180 days following the issue date. The pre-payment penalty is based on the then outstanding principal at the time of pay off plus accrued and unpaid interest multiplied by 120%,125%,130%,135%,140%,145% respectively. After the expiration of 180 days following the issue date, the Company shall have no right of prepayment. The Agreement includes customary representations, warranties and covenants by the Company and customary closing conditions.

On December 14, 2018, the Closing Date, the Company initially reserved 1,175,000 shares of its common stock, (“Common Stock”) for issuance upon for conversion of the Notes in accordance with the terms thereof (“Reserved Shares”). The Investor shall have the right to periodically request that the number of Reserved Shares be increased.

The foregoing descriptions of the Securities Purchase Agreement, and the Note do not purport to be complete and are qualified in their entirety by reference to the full text of the transaction documents, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

On December 14, 2018 (“Closing Date”), Hemp Naturals, Inc. (the “Company”) entered into a securities purchase agreement (the “Agreement”) with BHP Capital NY Inc.,(the “Investor”), pursuant to which the Company will issue a Six Month, 12% Secured Convertible Promissory Note, (“Note”) secured by Company common stock with a face value of $38,500.00 which provides a conversion feature equal to a variable conversion price equal to 61% multiplied by the Market Price defined as the lowest one day closing bid price for the Company common stock during the twenty day period ending on the latest complete trading day in the OTC Markets prior to the conversion date. The proceeds will be used for general corporate purposes and working capital. The Agreement carries a pre-payment penalty if the Note is paid off 30, 60, 90,120,150, or 180 days following the issue date. The pre-payment penalty is based on the then outstanding principal at the time of pay off plus accrued and unpaid interest multiplied by 120%,125%,130%,135%,140%,145% respectively. After the expiration of 180 days following the issue date, the Company shall have no right of prepayment. The Agreement includes customary representations, warranties and covenants by the Company and customary closing conditions.

On December 14, 2018, the Closing Date, the Company initially reserved 1,175,000 shares of its common stock, (“Common Stock”) for issuance upon for conversion of the Notes in accordance with the terms thereof (“Reserved Shares”). The Investor shall have the right to periodically request that the number of Reserved Shares be increased.

The foregoing descriptions of the Securities Purchase Agreement, and the Note do not purport to be complete and are qualified in their entirety by reference to the full text of the transaction documents, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

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On December 14, 2018 (“Closing Date”), Hemp Naturals, Inc. (the “Company”) entered into a securities purchase agreement (the “Agreement”) with Jefferson street Capital LLC (the “Investor”), pursuant to which the Company will issue a Six Month, 12% Secured Convertible Promissory Note, (“Note”) secured by Company common stock with a face value of $38,500.00 which provides a conversion feature equal to a variable conversion price equal to 61% multiplied by the Market Price defined as the lowest one day closing bid price for the Company common stock during the twenty day period ending on the latest complete trading day in the OTC Markets prior to the conversion date. The proceeds will be used for general corporate purposes and working capital. The Agreement carries a pre-payment penalty if the Note is paid off 30, 60, 90,120,150, or 180 days following the issue date. The pre-payment penalty is based on the then outstanding principal at the time of pay off plus accrued and unpaid interest multiplied by 120%,125%,130%,135%,140%,145% respectively. After the expiration of 180 days following the issue date, the Company shall have no right of prepayment. The Agreement includes customary representations, warranties and covenants by the Company and customary closing conditions.

On December 14, 2018, the Closing Date, the Company initially reserved 1,175,000 shares of its common stock, (“Common Stock”) for issuance upon for conversion of the Notes in accordance with the terms thereof (“Reserved Shares”). The Investor shall have the right to periodically request that the number of Reserved Shares be increased.

The foregoing descriptions of the Securities Purchase Agreement, and the Note do not purport to be complete and are qualified in their entirety by reference to the full text of the transaction documents, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

4.1	Convertible Promissory Note - Armada Investment Fund LLC
4.2	Convertible Promissory Note - BHP Capital NY Inc.
4.3	Convertible Promissory Note - Jefferson street Capital LLC
10.1	Securities Purchase Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEMP NATURALS, INC.

Date: December 19, 2018	By:	/s/ Levi Jacobson
Levi Jacobson
Chief Executive Officer

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